PRUDENTIAL INVESTMENT PORTFOLIOS 5

Prudential Small Cap Value Fund

THE TARGET PORTFOLIO TRUST

Small Capitalization Value Portfolio

Supplement dated December 17, 2014 to the Currently Effective Prospectus,

Statement of Additional Information and Summary Prospectus for each of the above-named funds

The Board of Trustees of Prudential Investment Portfolios 5 (“PIP 5”), on behalf of Prudential Small Cap Value Fund (the “Prudential Fund”) and the Board of Trustees of The Target Portfolio Trust (the “Trust”), on behalf of Small Capitalization Value Portfolio (the “Target Portfolio”), as applicable, recently approved (i) the repositioning of the Target Portfolio (the “Repositioning”), (ii) the subsequent reorganization of the Prudential Fund into the Target Portfolio (the “Reorganization”), and (iii) additional related changes. The Repositioning, Reorganization, and related changes are discussed in greater detail below.

I.                          Repositioning of the Target Portfolio

With respect to the Target Portfolio, the Board of Trustees of the Trust recently approved: (i) the replacement of EARNEST Partners, LLC, NFJ Investment Group LLC, Lee Munder Capital Group, LLC, Vaughan Nelson Investment Management, LP, J.P. Morgan Investment Management, Inc., and Sterling Capital Management LLC (collectively, the “Current Subadvisers”) with Quantitative Management Associates LLC (“QMA”) as the sole subadviser to the Target Portfolio, and (ii) the adoption of new investment policies and strategies for the Target Portfolio.  The investment policies and strategies of the Target Portfolio following the Repositioning will be substantially similar to the current investment policies and strategies of the Target Portfolio.

It is currently expected that the Repositioning will become effective during January 2015.  Upon implementation of the Repositioning, we will make available to shareholders of the Target Portfolio supplemental registration statement disclosure relating to the subadviser replacement and the new investment policies and strategies to be followed by the Target Portfolio as part of the Repositioning and file such disclosure with the Securities and Exchange Commission (“SEC”).  In addition, it is anticipated that a 14C Information Statement in connection with the Repositioning, including information about QMA, will be mailed to shareholders of the Target Portfolio during March 2015.

II.                     Reorganization of Prudential Small Cap Value Fund

The Board of Trustees of PIP 5, on behalf of the Prudential Fund, and the Board of Trustees of the Trust, on behalf of the Target Portfolio, recently approved the Reorganization of the Prudential Fund into the Target Portfolio, to occur subsequent to the Repositioning described above.  Pursuant to this proposal, the assets and liabilities of the Prudential Fund would be exchanged for shares of the Target Portfolio.  The Target Portfolio shares to be received by Prudential Fund shareholders in the Reorganization will be equal in value, will be of the same class (except that Class Z shareholders of the Prudential Fund will receive Class T shares of the Target Portfolio and Class B shareholders of the Prudential Fund will receive Class A shares of the Target Portfolio), and will be subject to the same distribution fees, account maintenance fees, and sales charges, including contingent deferred sales charges, if any, as the Prudential Fund shares held by such shareholders immediately prior to the Reorganization.

As part of the Reorganization, the Board also approved the creation and issuance of Class C shares of the Target Portfolio in order to accommodate Class C shareholders of the Prudential Fund who will become shareholders of the Target Portfolio.

Under the terms of the proposal, Prudential Fund shareholders would become shareholders of the Target Portfolio. No sales charges would be imposed in connection with the proposed transaction. The Trust, for the benefit of the Target Portfolio, and PIP 5, for the benefit of the Prudential Fund, each anticipate obtaining an opinion of counsel to the effect that the Reorganization will not result in the recognition of gain or loss for federal income tax purposes by either the Target Fund or the Prudential Fund, or by the shareholders of the Prudential Fund.

The Reorganization is subject to approval by the shareholders of the Prudential Fund. It is anticipated that a proxy statement/prospectus relating to the Reorganization will be mailed to the shareholders of the Prudential Fund during the first quarter of 2015 and that the special meeting of the Prudential Fund shareholders will be held during the second quarter of 2015. If the required shareholder approval is obtained and all required closing conditions are satisfied, including receipt of the above-described tax opinion, it is expected that the Reorganization will be

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completed during the second quarter of 2015 or as soon as reasonably practicable once shareholder approval is obtained.

If Prudential Fund shareholders approve the Reorganization, the Prudential Fund will distribute its realized capital gains, if any, to shareholders prior to the closing.  Prudential Fund shareholders who do not hold their shares in a tax-advantaged account may receive a taxable capital gain distribution as a result.

III.                Name Change for the Combined Fund

Contingent upon approval of the Reorganization by shareholders of the Prudential Fund, the Board has approved a name change for the Target Portfolio to “Prudential Small Cap Value Fund” to be effective upon consummation of the Reorganization.

IV.                 Share Class Changes

Contingent upon approval of the Reorganization by shareholders of the Prudential Fund, the Board has approved the creation of Class C shares of the Target Fund as part of the Reorganization and the renaming of Class T shares of the Target Fund as Class Z shares following the Reorganization.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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